OPTIMUM FUND TRUST

Optimum Small-Mid Cap Value Fund (the Fund)

Supplement to the Fund’s Statutory Prospectus dated July 29, 2020

The Board of Trustees (Board) of the Fund has approved the appointment of Cardinal Capital Management, L.L.C. (Cardinal) as a sub-advisor to the Optimum Small-Mid Cap Value Fund. It is currently anticipated that Cardinal will replace Westwood Management Corp. (Westwood) as a sub-advisor to this Fund in mid-October 2020.

On or about Oct. 14, 2020, in connection with the appointment of Cardinal as a sub-advisor to the Fund, the following will replace the information in the sections of the Fund’s prospectus entitled "Fund summaries: Optimum Small-Mid Cap Value Fund – What are the Fund's principal investment strategies?" and "Fund summaries: Optimum Small-Mid Cap Value Fund – Who manages the Fund? – Sub-advisors”:

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-market capitalization companies (80% policy). This policy may be changed only upon 60 days’ prior notice to shareholders. For purposes of this Fund, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Value Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Value Index. As of June 30, 2020, the Russell 2000 Value Index had a market capitalization range between $48.0 million and $4.6 billion, and the Russell Midcap Value Index had a market capitalization range between $557.0 million and $32.8 billion. The market capitalization ranges for these indices will change on a periodic basis. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose market capitalization no longer meets the respective definition above after purchase continue to be considered either small- or mid-capitalization companies, as applicable, for purposes of this 80% policy. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
The Fund intends to invest primarily in common stocks of US companies, but it may also invest in other securities that a sub-advisor believes provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund’s investment objective, the Fund may also invest in foreign securities, including American depositary receipts (ADRs) and other depositary receipts and shares; derivatives, including futures and options; and fixed income securities, including those rated below investment grade.
The Fund’s manager, Delaware Management Company (Manager), has selected LSV Asset Management (LSV) and Cardinal Capital Management, L.L.C. (Cardinal) to serve as the Fund’s sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor’s share of the Fund’s assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy.
In managing its portion of the Fund’s assets, LSV uses a quantitative investment model to make investment decisions for its sleeve of the Fund. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased, subject to overall risk controls.
In managing its portion of the Fund’s assets, Cardinal employs a cash-flow-oriented investment process. Cardinal believes that a company’s stock price is ultimately determined by its ability to generate excess cash flow and redeploy that cash to enhance shareholder value. The investment process is based on detailed five-year projections that include an analysis of the company’s financials and interviews with the company’s management. Cardinal looks for companies with significant free cash flow, stable and predictable business models, and competent management.
In response to market, economic, political, or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund’s shareholders would be given at least 60 days’ notice prior to any such change.
What are the principal risks of investing in the Fund?

Who Manages the Fund? - Sub-advisors

LSV Asset Management

Portfolio manager	Title with LSV	Start date on the Fund
Josef Lakonishok	Founding Partner, Portfolio Manager, CEO CIO	January 2016
Menno Vermeulen,CFA	Partner, Portfolio Manager	January 2016
Puneet Mansharamani, CFA	Partner, Portfolio Manager	January 2016
Greg Sleight	Partner, Portfolio Manager	January 2016
Guy Lakonishok, CFA	Partner, Portfolio Manager	January 2016

Cardinal Capital Management, L.L.C.

Portfolio managers	Title with Cardinal	Start date on the Fund
Eugene Fox, III	Managing Partner	October 2020
Robert B. Kirkpatrick, CFA	Managing Partner	October 2020
Rachel D. Matthews	Partner	October 2020
Robert H. Fields	Partner	October 2020

In addition, on or about Oct. 14, 2020, the following will replace the information in the section of the Fund’s prospectus entitled, "Who manages the Funds – Sub-advisors and portfolio managers – Optimum Small-Mid Cap Value Fund":

Optimum Small-Mid Cap Value Fund

LSV Asset Management (LSV) is an investment advisor located at 155 North Wacker Drive, Suite 4600 in Chicago, IL. LSV was founded in 1994 and provides domestic, international and global value equity investment management to institutional investors. As of March 31, 2020, LSV had approximately $80 billion in assets under management. LSV has held its Fund responsibilities since January 2016.

A team of portfolio managers is primarily responsible for the day-to-day management of LSV’s share of the Fund's assets. LSV’s portfolio management team of Josef Lakonishok, Ph.D; Menno Vermeulen, CFA; Puneet Mansharamani, CFA; Greg Sleight; and Guy Lakonishok, CFA are jointly and primarily responsible for day-to-day management of LSV’s accounts. Dr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. Mr. Vermeulen, CFA, has served as a Portfolio Manager for LSV since 1995 and a Partner since 1998. Prior to joining LSV, he worked at ABP where he was responsible for the development and implementation of quantitative active investment strategies. Mr. Mansharamani, CFA, has served as a Partner and Portfolio Manager for LSV since 2006. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Prior to this experience, Mr. Mansharamani was a Systems Consultant for Maximations, Inc. Mr. Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014 and is part of LSV’s quantitative and implementation team, which is responsible for the day-to-day data management, portfolio implementation and ongoing enhancement of LSV’s model and systems. Mr. G. Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. Prior to joining LSV, Mr. Lakonishok was a Vice President in the Quantitative Equity group at BlackRock. Dr. J. Lakonishok, Mr. Vermeulen, Mr. Mansharamani, Mr. Sleight, and Mr. G. Lakonishok have all held their Fund responsibilities since January 2016.

Cardinal Capital Management, L.L.C. is an investment advisor located at 4 Greenwich Office Park in Greenwich, CT. Cardinal was founded and registered as an investment adviser with the SEC in 1995.  Cardinal is a specialist asset manager focusing on small and SMID cap equities. As of June 30, 2020, the firm managed $3 billion.  Cardinal has held its Fund responsibilities since October 2020.

A team of portfolio managers is primarily responsible for the day-to-day management of Cardinal’s share of the Fund's assets. Each portfolio holding has a dedicated research analyst, which may be a senior analyst or a portfolio manager. However, it is typical for team members to work together, with one individual retaining the role of the primary analyst for that holding and others providing context, contacts, and research from relevant industry work. The portfolio team members are Eugene Fox, III, Robert B. Kirkpatrick, CFA, Rachel D. Matthews, and Robert H. Fields. Mr. Fox is a managing partner of Cardinal. He is responsible for investment research and portfolio management. He has been in the investment industry since 1987. Before leaving for Cardinal in 1995, Mr. Fox was a managing director of Deltec Asset Management.  Mr. Kirkpatrick, CFA, is a managing partner of Cardinal. He is responsible for investment research and portfolio management. He has been in the investment industry since 1985. Prior to joining Cardinal in 2000, Mr. Kirkpatrick, CFA was a partner at Breeco Management.  Ms. Matthews is a partner of Cardinal. She is responsible for investment research and portfolio management. She has been in the investment industry since 1989. Prior to joining Cardinal in 2001, Ms. Matthews worked as a high yield bond trader at Oppenheimer Funds, Inc.  Mr. Fields is a partner of Cardinal. He has been in the investment industry since 1998. Prior to joining Cardinal in 2013, Mr. Fields was a partner and portfolio manager at Ana Capital Management.  The portfolio managers have held their Fund responsibilities since October 2020.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this supplement for future reference.

This Supplement is dated October 5, 2020.